UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/07/2013

Identive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29440

Delaware	77-0444317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1900-B Carnegie Avenue
Santa Ana, CA 92705
(Address of principal executive offices, including zip code)

949-250-8888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On August 7, 2013, Identive Group, Inc. (the "Company") entered into an amendment to its Loan and Security Agreement with Hercules Technology Growth Capital, Inc. (the "Third Amendment") pursuant to which amendments were made to (i) permit the Company to prepay a portion of the outstanding Advances (in addition to allowing full prepayment of the Advances) by paying the applicable prepayment charge together with the pro-rated End of Term Charge (as defined in the original agreement), and (ii) restate the minimum quarterly EBITDA financial covenant thresholds for fiscal year 2013. In addition, a provision was added requiring the Company to secure net proceeds of at least $6 million from sales of the Company's equity securities between the period from July 1, 2013 through August 31, 2013. The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

As partial consideration for the Third Amendment described above in Item 1.01, the Company issued to Hercules on August 7, 2013 a warrant to purchase such number of shares of the Company's common stock, par value $0.001 per share, equal to the quotient derived by dividing (a) $706,364 by (b) the Exercise Price. The Exercise Price is defined in the warrant as the lowest of (a) $0.712, the closing price of the Common Stock on NASDAQ on August 6, 2013, (b) $0.81, the VWAP measured over the thirty (30) Business Day period ending August 6, 2013), or (c) the effective price per share in the equity raise described in the Third Amendment, per share. The warrant was issued in reliance upon the exemptions from the registration requirements under the Securities Act of 1933, as amended, in accordance with Section 4(a)(2) thereof. The term of the warrant is five years and contains usual and customary terms. The foregoing description of the warrant is not complete and is qualified in its entirety by reference to the full text of the warrant, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
      Exhibit No.        Description
             4.1        Warrant Agreement, dated August 7, 2013, by and between Identive Group, Inc. and Hercules Technology Growth Capital, Inc.

            10.1         Third Amendment to Loan and Security Agreement, dated August 7, 2013, by and among Identive Group, Inc., certain of its subsidiaries, and Hercules Technology Growth Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

Date: August 07, 2013	By:	/s/ David Wear
David Wear
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-4.1	Warrant Agreement, dated August 7, 2013, by and between Identive Group, Inc. and Hercules Technology Growth Capital, Inc.
EX-10.1	Third Amendment to Loan and Security Agreement, dated August 7, 2013, by and among Identive Group, Inc., certain of its subsidiaries, and Hercules Technology Growth Capital, Inc.